Exhibit (n) under Form N-1A
                                            Exhibit (99) under Item 601/Reg. S-K


                               MULTIPLE CLASS PLAN


           This Multiple Class Plan (this "Plan") is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

  1.       Purpose

           This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

   2.      Separate Arrangements/Class Differences

           The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

  3.       Expense Allocations

           Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

           (a)      transfer agent fees;

           (b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders;

           (c)      blue sky registration fees;

           (d)      SEC registration fees;

           (e) the expense of administrative personnel and services as required to support the shareholders;

           (f)      litigation or other legal expenses relating solely to one
                    Class; or

           (g) other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

  4.       Conversion and Exchange Features

           The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

  5.       Amendment

           Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.

Microsoft Word 11.0.6359;


                                                                  Revised 9/1/05


                             CLASS A SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.       SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Class A Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        Up to 5.5% of the public offering price
Contingent Deferred Sales         0.00%
Charge ("CDSC")
Shareholder Service Fee Up to 25 basis points (0.25%) of the average daily net asset value 12b-1 Fee As set forth in the attached Schedule Redemption Fee As set forth in the attached Schedule Other Expenses Itemized expenses incurred by the Fund with respect to holders of Class A
                                  Shares as described in Section 3 of the Plan


2.       CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privilege:         Class A Shares may be exchanged for Class A Shares
                            of any other Fund


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3.       EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

     (A) BASIC SALES LOAD SCHEDULE

      The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                           Sales Load as a Percentage of
     Purchase Amount           Public Offering Price
----------------------------------------------------------
----------------------------------------------------------
Less than $50,000                     5.50%
$50,000 but less than                  4.50%
$100,000
$100,000 but less than                 3.75%
$250,000
$250,000 but less than                 2.50%
$500,000
$500,000 but less than                 2.00%
$1 million
$1 million or greater                  0.00%


     (B) FIXED INCOME SALES LOAD SCHEDULE

     The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                             Sales Charge as a Percentage
      Purchase Amount                     of
                                 Public Offering Price
------------------------------------------------------------
------------------------------------------------------------
Less than $100,000                       4.50%
$100,000 but less than                   3.75%
$250,000
$250,000 but less than                   2.50%
$500,000
$500,000 but less than                   2.00%
$1 million
$1 million or greater                    0.00%


     (C) MODIFIED FIXED INCOME SALES LOAD SCHEDULE

     The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                               Sales Charge as a
    Purchase Amount              Percentage of
                             Public Offering Price
----------------------------------------------------------
----------------------------------------------------------
Less than $1 million                 1.00%
$1 million or greater                0.00%


     (D) MONEY MARKET LOAD SCHEDULE

     The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                               Sales Charge as a
    Purchase Amount              Percentage of
                             Public Offering Price
----------------------------------------------------------
----------------------------------------------------------
All purchases                        0.00%


     (E) ULTRASHORT BOND LOAD SCHEDULE

     The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                               Sales Charge as a
    Purchase Amount              Percentage of
                             Public Offering Price
----------------------------------------------------------
Less than $50,000                    2.00%
$50,000 but less than                1.75%
$100,000
$100,000 but less than               1.50%
$250,000
$250,000 +                           0.00%



     (F) MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

                                                    Sales Charge as a
                       Purchase Amount              Percentage of
                                                Public Offering Price
                    ---------------------------------------------------------
                    ---------------------------------------------------------
                    Less than $50,000                   3.00%
                    $50,000 but less                    2.50%
                    than $100,000
                    $100,000 but less                   2.00%
                    than $250,000
                    $250,000 but less                   1.50%
                    than $500,000
                    $500,000 but less                   1.00%
                    than $1 million
                    $1 million or greater               0.00%


      (G) "LARGE TICKET" PURCHASES

     Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.



     (H) REDUCING OR ELIMINATING THE SALES LOAD

     Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X| Quantity discounts achieved by combining purchases (i) made by an investor's spouse or children under age 21 with the investor's purchases; or (ii) made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.

|X| Concurrent purchases of Class A Shares of two or more Funds (other than money market funds);

|X| Accumulated purchase discounts achieved by including previous Class A Share purchases in calculating the applicable sales charge on any additional Class A Shares purchased,; and

|X| Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.




     (I) WAIVER OF SALES LOAD

     Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:

o        within 120 days of redeeming shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o        with reinvested dividends or capital gains;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

o by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

o        pursuant to the exchange privilege.



     (J) WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

     Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

|X| Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Cod of 1986;

|X| representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X| of Shares that were reinvested within 120 days of a previous redemption;

|X| of Shares held by the by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X| of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|      of Shares purchased with reinvested dividends or capital gains;

|X| imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

|X| of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


4.   SPECIAL OFFER PROGRAM

     [NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

     During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange

5.   REDEMPTION FEE

     For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

     A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under
     Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under
     Section 529 of the Code.

                                SCHEDULE OF FUNDS
                             OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.   CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company                           Series                                           12b-1 Fee   Redemption Fee

Federated American Leaders Fund, Inc.                                                             None            None

Federated Equity Funds                           Federated Absolute Advantage Fund                0.25%       1% on shares
                                                                                                              redeemed or
                                                                                                               purchased
                                                                                                            within 6 months

                                                 Federated Capital Appreciation Fund              0.25%           None

                                                 Federated Kaufmann Fund                          0.25%           None

                                                 Federated Kaufmann Small Cap Fund                0.25%           None

                                                 Federated Large Cap Growth Fund                  0.25%           None

                                                 Federated Market Opportunity Fund                0.25%           None

                                                 Federated Mid-Cap Growth Strategies Fund         None            None

                                                 Federated Strategic Value Fund                   None            None

                                                 Federated Technology Fund                        0.25%           None

Federated Equity Income Fund, Inc.                                                                0.50%           None

Federated Income Securities Trust                Federated Capital Income Fund                    None            None

                                                 Federated Muni and Stock Advantage Fund          0.25%           None

Federated International Series, Inc.             Federated International Equity Fund              None        2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                              of purchase

Federated Managed Allocation Portfolios          Federated Balanced Allocation Fund               0.25%           None

Federated Stock and Bond Fund, Inc.                                                               None            None




1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated World Investment Series, Inc.          Federated International Capital                  0.25%       2% on shares
                                                 Appreciation Fund                                            redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                               of purchase

                                                 Federated International High Income Fund         0.25%           None

                                                 Federated International Small Company Fund       0.25%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                                of purchase

                                                 Federated International Value Fund               0.25%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                                of purchase


2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated Fixed Income Securities, Inc.          Federated Strategic Income Fund                  None            None

Federated Government Income Securities, Inc.                                                      0.25%           None

Federated High Income Bond Fund, Inc.                                                             None        2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 90 days
                                                                                                                of purchase


2. CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE (continued)

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated Income Securities Trust                Federated Fund for U.S. Government               None            None
                                                 Securities

Federated International Series, Inc.             Federated International Bond Fund                0.25%           None

Federated Investment Series Funds, Inc.          Federated Bond Fund                              0.25%           None

Federated Municipal High Yield Advantage Fund,                                                    0.25%           None
Inc.

Federated Municipal Securities Fund, Inc.                                                         None            None

Federated Municipal Securities Income Trust      Federated California Municipal Income Fund       0.25%           None

                                                 Federated New York Municipal Income Fund         0.25%           None

                                                 Federated North Carolina Municipal Income        0.25%           None
                                                 Fund

                                                 Federated Pennsylvania Municipal Income Fund     0.40%           None

                                                 Federated Vermont Municipal Income Fund          0.25%           None

Federated Total Return Series, Inc.              Federated Total Return Bond Fund                 0.25%           None


3. CLASS A SHARES SUBJECT TO THE MODIFIED FIXED INCOME SALES LOAD SCHEDULE

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated Fixed Income Securities, Inc.          Federated Limited Term Municipal Fund            0.25%           None

Federated Income Securities Trust                Federated Short-Term Income Fund                 0.25%           None


4.       CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Money Market Obligations Trust                   Liberty U.S. Government Money Market Trust       None            None


5.       CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated Fixed Income Securities, Inc.          Federated Municipal Ultrashort Fund              0.25%           None

Federated Institutional Trust                    Federated Government Ultrashort Duration         0.25%           None
                                                 Fund

Federated Total Return Series, Inc.              Federated Ultrashort Bond Fund                   0.30%           None


6. CLASS A SHARES SUBJECT TO THE MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD
SCHEDULE

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated Municipal Securities Income Trust      Federated Michigan Intermediate Municipal     None               None
                                                 Trust


7.    CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

                  Multiple Class Company                                                 Series

Federated Fixed Income Securities, Inc.                     Federated Municipal Ultrashort Fund

Federated Institutional Trust                               Federated Government Ultrashort Duration Fund

Federated Total Return Series, Inc.                         Federated Ultrashort Bond Fund



                                                                  Revised 9/1/05

                             CLASS B SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fee sand fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Class B Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales Up to 5.5% of the share price at the time of purchase or redemption, Charge ("CDSC") whichever is lower Shareholder Service Fee Up to 25 basis points (0.25%) of the average daily net asset value 12b-1 Fee Up to 75 basis points (0.75%) of the average daily net asset value Redemption Fee As set forth in the attached Schedule Other Expenses Itemized expenses incurred by the Fund with respect to holders of Class B
                                  Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on or about the last day of the following month

Exchange Privilege: Class B Shares may be exchanged for Class B Shares of any other Fund. In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




3.   EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

     (A) BASIC CDSC SCHEDULE

------------------------------ ------------------------------
Shares Held Up to: To:         Have A CDSC Of:
------------------------------ ------------------------------
------------------------------ ------------------------------
           1 year                         5.50 %
------------------------------ ------------------------------
------------------------------ ------------------------------
           2 years                        4.75 %
------------------------------ ------------------------------
------------------------------ ------------------------------
           3 years                        4.00 %
------------------------------ ------------------------------
------------------------------ ------------------------------
           4 years                        3.00 %
------------------------------ ------------------------------
------------------------------ ------------------------------
           5 years                        2.00 %
------------------------------ ------------------------------
------------------------------ ------------------------------
           6 years                        1.00 %
------------------------------ ------------------------------
------------------------------ ------------------------------
           7 years                        0.00 %
------------------------------ ------------------------------
------------------------------ ------------------------------
           8 years             Convert to Class A Shares
------------------------------ ------------------------------


     (B) WAIVER OF CDSC

     Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:



|X| following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

|X| representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X| of Shares that were reinvested within 120 days of a previous redemption;

|X| of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X| of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|      of shares purchased with reinvested dividends or capital gains;

|X| imposed by the Fund when it closes an account for not meeting minimum balance requirements; and

|X| of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

     (C) SYSTEMATIC WITHDRAWAL PROGRAM

     Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.



4.   REDEMPTION FEE

     For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

     A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under
     Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under
     Section 529 of the Code.



                                SCHEDULE OF FUNDS
                             OFFERING CLASS B SHARES



The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company                           Series                                           12b-1 Fee   Redemption Fee

Federated American Leaders Fund, Inc.                                                             0.75%           None

Federated Equity Funds                           Federated Capital Appreciation Fund              0.75%           None

                                                 Federated Kaufmann Fund                          0.75%           None

                                                 Federated Kaufmann Small Cap Fund                0.75%           None

                                                 Federated Large Cap Growth Fund                  0.75%           None

                                                 Federated Market Opportunity Fund                0.75%           None

                                                 Federated Mid-Cap Growth Strategies Fund         0.75%           None

                                                 Federated Technology Fund                        0.75%           None

Federated Equity Income Fund, Inc.                                                                0.75%           None

Federated Fixed Income Securities, Inc.          Federated Strategic Income Fund                  0.75%           None

Federated Government Income Securities, Inc.                                                      0.75%           None

Federated High Income Bond Fund, Inc.                                                             0.75%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 90 days
                                                                                                                of purchase

Federated Income Securities Trust                Federated Capital Income Fund                    0.75%           None

                                                 Federated Fund for U.S. Government               0.75%           None
                                                 Securities

                                                 Federated Muni and Stock Advantage Fund          0.75%           None




CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated International Series, Inc.             Federated International Bond Fund                0.75%           None

                                                 Federated International Equity Fund              0.75%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                                of purchase

Federated Investment Series Funds, Inc.          Federated Bond Fund                              0.75%           None

Federated Managed Allocation Portfolios          Federated Balanced Allocation Fund               0.75%           None

Federated Municipal High Yield Advantage Fund,                                                    0.75%           None
Inc.

Federated Municipal Securities Fund, Inc.                                                         0.75%           None

Federated Municipal Securities Income Trust      Federated California Municipal Income Fund       0.75%           None

                                                 Federated New York Municipal Income Fund         0.75%           None

                                                 Federated Pennsylvania Municipal Income Fund     0.75%           None

Federated Stock and Bond Fund, Inc.                                                               0.75%           None

Federated Total Return Series, Inc.              Federated Total Return Bond Fund                 0.75%           None

Federated World Investment Series, Inc.          Federated International Capital                  0.75%       2% on shares
                                                 Appreciation Fund                                            redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                                of purchase

                                                 Federated International High Income Fund         0.75%           None



CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

                                                 Federated International Small Company Fund       0.75%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                                 of purchase

                                                 Federated International Value Fund               0.75%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                                 of purchase

Money Market Obligations Trust                   Liberty U.S. Government Money Market Trust       0.75%           None



                                                                  Revised 9/1/05





                             CLASS C SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of the payment of the 1.0% front-end sales load ("dealer reallowance") and an advance commission of up to 1.0% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Class C Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        1.0% of the public offering price
Contingent Deferred Sales         1.0% of the share price at the time of
                                  purchase or redemption, whichever Charge
                                  ("CDSC") is lower if redeemed within twelve
                                  months following purchase
Shareholder Service Fee           Up to 25 basis points (0.25%) of the
                                  average daily net asset value 12b-1 Fee
                                  As set forth in the attached Schedule
Redemption Fee                    As set forth in the attached Schedule
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of Class C
                                  Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:   None
Exchange Privileges: Class C Shares may be exchanged for Class C Shares of any other Fund. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.   EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

     (A) WAIVER OF SALES LOAD

     Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class C Shares made:

o        within 120 days of redeeming shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o        with reinvested dividends or capital gains;

o by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons; and

o        pursuant to the exchange privilege.

      (B) WAIVER OF CDSC

     Contingent upon notification of the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

o following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o      of Shares that were reinvested within 120 days of a previous redemption;

o of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

o of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

o      of Shares purchased with reinvested dividends or capital gains;

o imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

o of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.



4.   REDEMPTION FEE

     For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

     A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under
     Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under
     Section 529 of the Code.




                                SCHEDULE OF FUNDS
                             OFFERING CLASS C SHARES



The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

Multiple Class Company                           Series                                        12b-1 Fee    Redemption Fee

Federated American Leaders Fund, Inc.                                                          0.75%              None

Federated Equity Funds                           Federated Absolute Advantage Fund             0.75%          1% on shares
                                                                                                              redeemed or
                                                                                                               purchased
                                                                                                            within 6 months

                                                 Federated Capital Appreciation Fund           0.75%              None

                                                 Federated Kaufmann Fund                       0.75%              None

                                                 Federated Kaufmann Small Cap Fund             0.75%              None

                                                 Federated Large Cap Growth Fund               0.75%              None

                                                 Federated Market Opportunity Fund             0.75%              None

                                                 Federated Mid Cap Growth Strategies Fund      0.75%              None

                                                 Federated Strategic Value Fund                0.75%              None

                                                 Federated Technology Fund                     0.75%              None

Federated Equity Income Fund, Inc.                                                             0.75%              None

Federated Fixed Income Securities, Inc.          Federated Strategic Income Fund               0.75%              None

Federated Government Income Securities, Inc.                                                   0.75%              None

Federated High Income Bond Fund, Inc.                                                          0.75%        2% on shares
                                                                                                            redeemed or
                                                                                                            exchanged
                                                                                                            within 90 days
                                                                                                            of purchase


CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated Income Securities Trust                Federated Capital Income Fund                 0.75%              None

                                                 Federated Fund for U.S. Government            0.75%              None
                                                 Securities

                                                 Federated Muni and Stock Advantage Fund       0.75%              None

Federated Index Trust                            Federated Max-Cap Index Fund                     0.75%           None

                                                 Federated Mini-Cap Index Fund                    0.75%           None

Federated International Series, Inc.             Federated International Bond Fund                0.75%           None

                                                 Federated International Equity Fund              0.75%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                               of purchase

Federated Investment Series Funds, Inc.          Federated Bond Fund                              0.75%           None

Federated Managed Allocation Portfolios          Federated Balanced Allocation Fund               0.75%           None

Federated Municipal High Yield Advantage Fund,                                                    0.75%           None
Inc.

Federated Municipal Securities Fund, Inc.                                                         0.75%           None

Federated Stock and Bond Fund, Inc.                                                               0.75%           None

Federated Total Return Series, Inc.              Federated Total Return Bond Fund                 0.75%           None

Federated World Investment Series, Inc.          Federated International Capital                  0.75%       2% on shares
                                                 Appreciation Fund                                            redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                                of purchase

                                                 Federated International High Income Fund         0.75%           None



CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

            Multiple Class Company                                  Series                      12b-1 Fee    Redemption Fee

Federated World Investment Series, Inc.          Federated International Small Company Fund       0.75%       2% on shares
(continued)                                                                                                   redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                              of purchase

                                                 Federated International Value Fund               0.75%       2% on shares
                                                                                                              redeemed or
                                                                                                               exchanged
                                                                                                             within 30 days
                                                                                                               of purchase

Money Market Obligations Trust                   Liberty U.S. Government Money Market Trust       0.75%           None




                                                                Revised 6/1/2005




                            CLASS F SHARES* EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Class F Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load Up to 100 basis points (1.00%) of the public offering price Contingent Deferred Sales Up to 100 basis points (1.00%) of the share price at the time of original Charge ("CDSC") purchase or redemption, whichever is lower Shareholder Service Fee Up to 25 basis points (0.25%) of the average daily net asset value 12b-1 Fee As set forth in the attached Schedule Other Expenses Itemized expenses incurred by the Fund with respect to holders of Class F
                                  Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privileges:        Class F Shares may be exchanged for Class F Shares
                            of any other Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.



3.   EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

     (A) BASIC SALES LOAD SCHEDULE *


                                Sales Charge as Percentage     Sales Charge as a
    Purchase Amount:            of Offering Price              Percentage of NAV

    Less than $1 million        1.00%                         1.01%

    $1 million or greater       0.00%                         0.00%

     * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.

     (B) CDSC SCHEDULE

     Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

                                                           Contingent Deferred
Purchase Amount:                     Shares Held:          Sales Charge:

Under $2 million                     4 years or less       1.00%

$2 million but less                  2 years or less       0.50%
than $5 million
$ 5 million or greater               1 year or less        0.25%


     (C) REDUCING OR ELIMINATING THE SALES LOAD

     Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:



|X| Quantity discounts achieved by combining purchases (i) made by an investor's spouse or children under age 21 with the investor's purchases; or (ii) made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.

|X|      Concurrent purchases of Class F Shares of two or more Funds;

|X| Accumulated purchase discounts achieved by including previous Class F Share purchases in calculating the applicable sales charge on any additional Class F Shares purchased; and

|X| Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

      (D)WAIVER OF SALES LOAD

     Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

o        within 120 days of redeeming Shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;



o        with reinvested dividends or capital gains;

o by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

o        pursuant to the exchange privilege.

      (E)WAIVER OF CDSC

     Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

o (Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;

o following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)
          (7) of the Internal Revenue Code of 1986;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;

o of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

o of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;

o        of Shares purchased with reinvested dividends or capital gains;

o imposed by the Fund when it closes an account for not meeting the minimum balance requirements;

o of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and

o representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.



                                SCHEDULE OF FUNDS
                             OFFERING CLASS F SHARES



The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE



Multiple Class Company                                  Series                                          12b-1 Fee

Federated American Leaders Fund, Inc.                                                                   None

Federated Equity Income Fund, Inc                                                                       0.25%

Federated Fixed Income Securities, Inc.                 Federated Limited Term Municipal Fund           0.15%

                                                        Federated Strategic Income Fund                 0.50%

Federated Government Income Securities, Inc.                                                            None

Federated Income Securities Trust                       Federated Capital Income Fund                   0.25%

Federated Investment Series Funds, Inc.                 Federated Bond Fund                             None

Federated Municipal High Yield Advantage Fund, Inc.                                                     0.25%

Federated Municipal Securities Income Trust             Federated Ohio Municipal Income Fund            0.40%

Money Market Obligations Trust                          Liberty U.S. Government Money Market Trust      None





                       * Formerly Fortress Class of Shares




                                                                  Revised 9/1/05


                             CLASS K SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class K Shares will consist of:

(i) Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan recordkeepers; and

(ii) with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class K Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class K Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Class K Shares
--------------------------------- ---------------------------------------------
--------------------------------- ---------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Redemption Fee                    As set forth in the attached Schedule.
Shareholder Service Fee           As set forth in the attached Schedule
12b-1 Fee                         As set forth in the attached Schedule
Other                             Expenses Itemized expenses incurred by the
                                  Fund with respect to holders of Class K Shares as described in Section 3 of the Multiple
                                  Class Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class K Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:            None
Exchange                      Privilege: With respect to the Kaufmann Fund,
                              Class K Shares may be exchanged for Class A Shares or Class K Shares of any other Fund. With respect to the other funds, Class K Shares may be exchanged for Class K Shares, including the Kaufmann Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.





3.   REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class K Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class K Shares redeemed or exchange by employer-sponsored retirement plans.




                                SCHEDULE OF FUNDS
                             OFFERING CLASS K SHARES



The Funds set forth on this Schedule each offer Class K Shares on the terms set forth in the Class K Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



Multiple Class Company               Series                                    12b-1 Fee     Shareholder     Redemption Fee
                                                                                             Services Fee

Federated American Leaders Fund,                                               0.50%            None              None
Inc.

Federated Equity Funds               Federated Capital Appreciation Fund       0.50%            None              None

                                     Federated-Kaufmann Fund                   0.50%            0.25%            0.20%

                                     Federated Kaufmann Small Cap Fund         0.50%            None              None

Federated Index Trust                Federated Max-Cap Index Fund              0.50%            None              None

Federated Stock and Bond Fund, Inc.                                            0.50%            None              None

Total Return Series, Inc.            Federated Total Return Bond Fund          0.50%            None              None

Federated U.S. Government                                                      0.50%            None              None
Securities Fund: 2-5 Years





                                                                Revised 6/1/2005


                             CLASS Y SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class Y Shares will consist of sales to institutional purchasers requiring less distribution support activity and less shareholder services, who are also seeking low expense ratios. In connection with this basic arrangement, Class Y Shares will bear the following fees and expenses:

Fees and Expenses                  Maximum Amount Allocated Class Y Shares
---------------------------------- --------------------------------------------
---------------------------------- --------------------------------------------
Sales Load                         None
Contingent Deferred Sales Charge   None
("CDSC")
Shareholder Service Fee            None
12b-1 Fee                          None
Other                              Expenses Itemized expenses incurred by the
                                   Fund with respect to holders of Class Y
                                   Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class Y Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange                    Privilege: Class Y Shares may be exchanged for Class
                            Y Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A
                            Shares of Liberty U.S. Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



                                SCHEDULE OF FUNDS
                             OFFERING CLASS Y SHARES



The Funds set forth on this Schedule each offer Class Y Shares on the terms set forth in the Class Y Shares Exhibit to the Multiple Class Plan, in each case as indicated below:



Multiple Class Company                 Series

Federated Income Securities Trust     Federated Short Term Income Fund

Federated Income Trust

Federated U.S. Government
Securities Fund: 1-3 Years

Intermediate Municipal Trust          Federated Intermediate Municipal Trust





                                                                  Revised 6/1/05


                           CASH SERIES SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Cash Series Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         As set forth in the attached Schedule
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of Cash Series Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange                    Privileges: Cash Series Shares may be exchanged for
                            Cash Series Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A
                            Shares of Liberty U.S. Government Money Market Trust and Class K Shares.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




                                SCHEDULE OF FUNDS
                           OFFERING CASH SERIES SHARES



The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



Multiple Class Company               Series                                12b-1
                                                                             Fee

Money Market Obligations Trust      California Municipal Cash Trust        0.60%

                                    Connecticut Municipal Cash Trust       0.60%

                                    Florida Municipal Cash Trust           0.60%

                                    Massachusetts Municipal Cash Trust     0.60%

                                    Minnesota Municipal Cash Trust         0.50%

                                    New Jersey Municipal Cash Trust        0.60%

                                    New York Municipal Cash Trust          0.60%

                                    Pennsylvania Municipal Cash Trust      0.40%

                                    Virginia Municipal Cash Trust          0.60%





                                                                  Revised 6/1/05


                             CASH II SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Cash II Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the
                                  average daily net asset value
12b-1 Fee                         As set forth in the attached Schedule
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of Cash II
                                  Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privilege:         Cash II Shares may be exchanged for Cash
                            II Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A
                            Shares of Liberty U.S. Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.





                                SCHEDULE OF FUNDS
                             OFFERING CASH II SHARES

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company           Series                                12b-1 Fee

Money Market Obligations Trust  Automated Cash Management Trust            0.25%

                                California Municipal Cash Trust            0.20%

                                Florida Municipal Cash Trust               0.25%

                                New York Municipal Cash Trust              0.25%

                                Ohio Municipal Cash Trust                  0.30%




                                                                  Revised 6/1/05


                      INSTITUTIONAL CAPITAL SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Capital Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated
                                  Institutional Capital Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         None
Other Expenses                    Itemized expenses incurred by the Fund
                                  with respect to holders of Institutional
                                  Capital Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange                    Privileges: Institutional Capital Shares may be
                            exchanged for Institutional Capital Shares of any other Federated fund or share class that does not have a stated sales charge or a contingent deferred sales charge, except Class A Shares of Liberty U.S.
                            Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.





                                SCHEDULE OF FUNDS
                      OFFERING INSTITUTIONAL CAPITAL SHARES



The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan.

Multiple Class Company                        Series

Money Market Obligations Trust               California Municipal Cash Trust

                                             Government Obligations Fund

                                             Municipal Obligations Fund

                                             Prime Cash Obligations Fund

                                             Prime Management Obligations Fund

                                             Prime Value Obligations Fund

                                             Treasury Obligations Fund




                                                                  Revised 6/1/05


                      INSTITUTIONAL SERVICE SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Service Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Service Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated
                                  Institutional Service Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         As set forth in the attached Schedule
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of
                                  Institutional Service Shares as described in
                                  Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privileges:        Institutional Service Shares may be
                            exchanged for Institutional Service Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S.
                            Government Money Market Trust and Class K Shares.
                            Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.





                                SCHEDULE OF FUNDS
                      OFFERING INSTITUTIONAL SERVICE SHARES



The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company                                          Series                                            12b-1 Fee

Federated Adjustable Rate Securities Fund                                                                         0.25%

Federated GNMA Trust                                                                                              0.25%

Federated Income Securities Trust                              Federated Intermediate Corporate Bond Fund         0.25%

                                                               Federated Short-Term Income Fund                   0.15%

Federated Income Trust                                                                                            0.25%

Federated Index Trust                                          Federated Max-Cap Index Fund                       0.30%

Federated Institutional Trust                                  Federated Government Ultrashort Duration Fund      0.25%

                                                               Federated Intermediate Government/Corporate Fund   0.25%

Federated Intermediate Government Fund, Inc. (formerly:                                                           0.25%
Federated Limited Duration Government Fund, Inc.)

Federated Short-Term Municipal Trust                                                                              0.25%

Federated Total Return Government Bond Fund                                                                       0.25%

Federated Total Return Series, Inc.                            Federated Mortgage Fund                            0.25%

                                                               Federated Total Return Bond Fund                   0.25%

                                                               Federated Ultrashort Bond Fund                     0.25%

Federated U.S. Government Securities Fund:  1-3 Years                                                             0.25%

Federated U.S. Government Securities Fund:  2-5 Years                                                             0.25%

Money Market Obligations Trust                                 Arizona Municipal Cash Trust                       None

                                                               Automated Cash Management Trust                    None

                                                               California Municipal Cash Trust                    None

                   Multiple Class Company                                           Series                        12b-1 Fee

Money Market Obligations Trust (cont'd.)                       Connecticut Municipal Cash Trust                   None

                                                               Government Obligations Fund                        None

                                                               Government Obligations Tax-Managed Fund            None

                                                               Massachusetts Municipal Cash Trust                 None

                                                               Michigan Municipal Cash Trust                      None

                                                               Municipal Obligations Fund                         None

                                                               New Jersey Municipal Cash Trust                    0.10%

                                                               New York Municipal Cash Trust                      0.25%

                                                               Ohio Municipal Cash Trust                          None

                                                               Pennsylvania Municipal Cash Trust                  None

                                                               Prime Cash Obligations Fund                        None

                                                               Prime Management Obligations Fund                  None

                                                               Prime Obligations Fund                             None

                                                               Prime Value Obligations Fund                       None

                                                               Tax-Free Instruments Trust                         None

                                                               Tax-Free Obligations Fund                          None

                                                               Treasury Obligations Fund                          None

                                                               U.S. Treasury Cash Reserves                        0.25%

                                                               Virginia Municipal Cash Trust                      None





                           PROPRIETARY FUND SCHEDULE -
                          INSTITUTIONAL SERVICE SHARES



Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names. Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

Multiple Class Series/Company                      Non-Plan Investment Companies

Money Market Obligations Trust -                   WesMark Funds
Automated Cash Management Trust






                                                                  Revised 6/1/05


                          INSTITUTIONAL SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Institutional Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         As set forth in the attached Schedule
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of
                                  Institutional Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privilege:         Institutional Shares may be exchanged for
                            Institutional Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A
                            Shares of Liberty U.S. Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




                                SCHEDULE OF FUNDS
                          OFFERING INSTITUTIONAL SHARES



The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company                                   Series                                               12b-1 Fee

Federated Adjustable Rate Securities Fund                                                                       None

Federated Equity Funds                                   Federated Strategic Value Fund                         None

Federated Fixed Income Securities, Inc.                  Federated Municipal Ultrashort Fund                    None

Federated GNMA Trust                                                                                            None

Federated Income Securities Trust                        Federated Intermediate Corporate Bond Fund             None

                                                         Federated Short-Term Income Fund                       None

Federated Income Trust                                   Federated Income Trust                                 None

Federated Index Trust                                    Federated Max-Cap Index Fund                           None

                                                         Federated Mini-Cap Index Fund                          None

Federated Institutional Trust                            Federated Government Ultrashort Duration Fund          None

                                                         Federated Intermediate Government/Corporate Fund       None

Federated Intermediate Government Fund, Inc. (formerly                                                          None
Federated Limited Duration Government Fund, Inc.)

Federated Managed Allocation Portfolios                  Federated Conservative Allocation Fund                 None

                                                         Federated Growth Allocation Fund                       None

                                                         Federated Moderate Allocation Fund                     None

Federated Short-Term Municipal Trust                                                                            None

Federated Total Return Government Bond Fund                                                                     None

Federated Total Return Series, Inc.                      Federated Mortgage Fund                                None

                                                         Federated Total Return Bond Fund                       None

                                                         Federated Ultrashort Bond Fund                         None

Federated U.S. Government Securities Fund:  1-3 Years                                                           None

Federated U.S. Government Securities Fund:  2-5 Years                                                           None

Intermediate Municipal Trust                             Federated Intermediate Municipal Trust                 None

Money Market Obligations Trust                           California Municipal Cash Trust                        None

                                                         Florida Municipal Cash Trust                           0.25%

                                                         Government Obligations Fund                            None

                                                         Government Obligations Tax-Managed Fund                None

                                                         Michigan Municipal Cash Trust                          None

                                                         Minnesota Municipal Cash Trust                        None

                                                         Municipal Obligations Fund                            None

                                                         New Jersey Municipal Cash Trust                       None

                                                         New York Municipal Cash Trust                         None

                                                         Ohio Municipal Cash Trust                             None

                                                         Pennsylvania Municipal Cash Trust                     None

                                                         Prime Cash Obligations Fund                           None

                                                         Prime Management Obligations Fund                     None

                                                         Prime Obligations Fund                                None

                                                         Prime Value Obligations Fund                          None

                                                         Tax-Free Obligations Fund                             None

                                                        Treasury Obligations Fund                              None

                                                         U.S. Treasury Cash Reserves                           None

                                                        Virginia Municipal Cash Trust                          None





                                                                  Revised 6/1/05


                            INVESTMENT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Investment Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         None
Other Expenses                    Itemized expenses incurred by the Fund
                                  with respect to holders of Investment Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Rights:            Investment Shares may be exchanged for
                            Investment Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A
                            Shares of Liberty U.S. Government Money Market Trust and Class K Shares.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



                                SCHEDULE OF FUNDS
                           OFFERING INVESTMENT SHARES



The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

Multiple Class Company                        Series

Edward Jones Money Market Fund

Money Market Obligations Trust                Tax-Free Instruments Trust




                                                                  Revised 3/1/05


                             PRIMARY SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

Primary Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Primary Shares will consist of institutional sales to insurance companies for Primary Share inclusion in those variable life and variable annuity product separate accounts. The insurance company distributor, underwriter or affiliated entity may provide shareholder services and receive a shareholder service fee for their services. In connection with this basic arrangement, Primary Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Primary Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         As set forth in the attached Schedule
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of Primary
                                  Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Primary Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privilege:         None






                                SCHEDULE OF FUNDS
                             OFFERING PRIMARY SHARES



The Funds set forth on this Schedule each offer Primary Shares on the terms set forth in the Primary Shares Exhibit to the Multiple Class Plan.

Multiple Class Company         Series                                  12b-1 Fee

Federated Insurance Series     Federated American Leaders Fund II           None

                               Federated Capital Appreciation Fund II      0.25%

                               Federated High Income Bond Fund II           None

                               Federated Kaufmann Fund II                  0.25%

                               Federated Quality Bond Fund II              0.25%




                                                                Revised 6/1/2005


                            RETIREMENT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Retirement Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Retirement Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Retirement Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         None
Other Expenses                    Itemized expenses incurred by the Fund
                                  with respect to holders of Retirement Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Retirement Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privilege:         Retirement Shares may be exchanged for
                            Retirement Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A
                            Shares of Liberty U.S. Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.





                                SCHEDULE OF FUNDS
                           OFFERING RETIREMENT SHARES



The Funds set forth on this Schedule each offer Retirement Shares on the terms set forth in the Retirement Shares Exhibit to the Multiple Class Plan,:


Multiple Class Company

Edward Jones Money Market Fund




                                                                  Revised 6/1/05


                              SELECT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Select Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan. In addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Select Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Select Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           Up to 25 basis points (0.25%) of the average
                                  daily net asset value
12b-1 Fee                         As set forth in the attached Schedule
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of Select
                                  Shares as described in Section 3 of the Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Select Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privilege:         Select Shares may be exchanged for Select
                            Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A
                            Shares of Liberty U.S. Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.





                                SCHEDULE OF FUNDS
                             OFFERING SELECT SHARES



The Funds set forth on this Schedule each offer Select Shares on the terms set forth in the Select Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company                               Series                                          12b-1 Fee

Federated Managed Allocation Portfolios              Federated Conservative Allocation Fund           0.75%

                                                     Federated Growth Allocation Fund                 0.75%

                                                     Federated Moderate Allocation Fund               0.75%






                                                                  Revised 6/1/05


                              TRUST SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1.   SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:

Fees and Expenses                 Maximum Amount Allocated Trust Shares
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
Sales Load                        None
Contingent Deferred Sales         None
Charge ("CDSC")
Shareholder Service Fee           None
12b-1 Fee                         Up to 25 basis points (0.25%) of the average
                                  daily net asset value
Other Expenses                    Itemized expenses incurred by the Fund with
                                  respect to holders of Trust Shares as
                                  described in Section 3 of the Multiple Class
                                  Plan


2.   CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:          None
Exchange Privilege:         Trust Shares may be exchanged for Trust Shares of
                            any other Federated fund or
                            share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S.
                            Government Money Market
                            Trust and Class K Shares.





                                SCHEDULE OF FUNDS
                              OFFERING TRUST SHARES



The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



Multiple Class Company                      Series                    12b-1 Plan


Money Market Obligations Trust        Government Obligations Fund          0.25%


                                      Prime Obligations Fund               0.25%